PRIVATE DEBT AND INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2025 (Unaudited)

PRIVATE INVESTMENT FUNDS - 99.4%	Shares	Value
Antares Private Credit Fund (a)(b)(c)	420,246	$10,594,398
Apollo Asset Backed Credit Company (a)(b)(c)	601,016	15,400,080
Basepoint Income Solutions (a)(b)(c)	15,511,126	15,511,126
CVC Private Credit Fund S.A. (a)(b)(c)	32,913	3,366,407
Golub Capital Private Credit Fund (a)(b)(c)	410,774	10,343,301
HPS Corporate Lending Fund (a)(b)(c)	472,056	11,905,246
TPG Twin Brook Capital Income Fund (a)(b)(c)	399,814	10,118,408
		77,238,966

TOTAL PRIVATE INVESTMENT FUNDS (Cost $77,360,676)		$77,238,966

MONEY MARKET SECURITIES - 0.6%	Shares	Value
Federated Treasury Obligations Fund - Institutional Shares, 4.15% (d) (Cost $499,071)	499,071	$ 499,071

TOTAL INVESTMENTS AT VALUE - 100.0% (Cost $77,859,747)		$ 77,738,037

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0% (e)		12,122

NET ASSETS - 100.0%		$ 77,750,159

(a)	Restricted investments as to resale.
(b)	Non-income producing security.
(c)	Investment is valued using net asset value per share (or its equivalent) as practical expedient.
(d)	The rate shown is the 7-day effective yield as of June 30, 2025.
(e)	Percentage rounds to less than 0.1%.

PRIVATE DEBT AND INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

Restricted Securities - Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith in accordance with the Fund’s Pricing and Fair Valuation policies. Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. The Fund may not be able to resell some of its investments for extended periods, which may be several years.

Additional information on the restricted investments held by the Fund at June 30, 2025 is as follow:

Security Deposit	Acquisition Date	Cost	Value	% of Net Assets

PRIVATE INVESTMENT FUNDS
Antares Private Credit Fund	5/1/2025	$ 10,561,205	$ 10,594,398	13.6%
Apollo Assets Backed Credit Company	5/1/2025	15,511,126	15,400,080	19.8%
Basepoint Income Solutions	5/1/2025	15,511,126	15,511,126	20.0%
CVC Private Credit S.A.	5/1/2025	3,428,935	3,366,407	4.4%
Golub Capital Private Credit Fund	5/1/2025	10,309,200	10,343,301	13.3%
HPS Corporate Lending Fund	5/1/2025	11,926,947	11,905,246	15.3%
TPG Twin Brook Capital Income Fund	5/1/2025	10,112,137	10,118,408	13.0%
		$ 77,360,676	$ 77,238,966	99.4%